Supplement dated May 8, 2018 to the

Summary Prospectus dated January 31, 2018, as previously supplemented, of the

ETFMG Prime Mobile Payments ETF (IPAY) ETFMG Prime Cyber Security ETF (HACK) ETFMG Prime Junior Silver ETF (SILJ) ETFMG Drone Economy Strategy ETF (IFLY)	ETFMG Video Game Tech ETF (GAMR) BlueStar Israel Technology ETF (ITEQ) Etho Climate Leadership U.S. ETF (ETHO) Spirited Funds/ETFMG Whiskey & Spirits ETF (WSKY)
Summary Prospectus dated September 28, 2017 of the AI Powered Equity ETF (AIEQ)	Summary Prospectus dated December 26, 2017, as previously supplemented, of the ETFMG Alternative Harvest ETF (MJ)

 (each, a "Fund", and collectively, the "Funds")

Effective May 7, 2018, James B. Francis, CFA, Senior Portfolio Manager of ETF Managers Group LLC, the Funds' investment adviser (the "Adviser"), and Devin Ryder, Portfolio Manager of the Adviser, have been added as portfolio managers for the Funds. They join Samuel R. Masucci, III, Chief Executive Officer and Chief Investment Officer of the Adviser, who continues to serve as a portfolio manager for the Funds. Also effective May 7, 2018, Travis E. Trampe no longer serves as a portfolio manager for the Funds and all references to Mr. Trampe in each Summary Prospectus are deleted in their entirety.

Please retain this Supplement with your Summary Prospectus.

Supplement dated May 8, 2018 to the

Summary Prospectus, Prospectus, and Statement of Additional Information ("SAI")
each dated January 31, 2018, as previously supplemented, of the

ETFMG Prime Mobile Payments ETF (IPAY) ETFMG Prime Cyber Security ETF (HACK) ETFMG Prime Junior Silver ETF (SILJ) ETFMG Drone Economy Strategy ETF (IFLY)	ETFMG Video Game Tech ETF (GAMR) BlueStar Israel Technology ETF (ITEQ) Etho Climate Leadership U.S. ETF (ETHO) Spirited Funds/ETFMG Whiskey & Spirits ETF (WSKY)
Summary Prospectus, Prospectus, and SAI dated September 28, 2017 of the AI Powered Equity ETF (AIEQ)	Summary Prospectus, Prospectus, and SAI dated December 26, 2017, as previously supplemented, of the ETFMG Alternative Harvest ETF (MJ)

each a series of ETF Managers Trust
 (each, a "Fund", and collectively, the "Funds")

Effective May 7, 2018, James B. Francis, CFA, Senior Portfolio Manager of ETF Managers Group LLC, the Funds' investment adviser (the "Adviser"), and Devin Ryder, Portfolio Manager of the Adviser, have been added as portfolio managers for the Funds. They join Samuel R. Masucci, III, Chief Executive Officer and Chief Investment Officer of the Adviser, who continues to serve as a portfolio manager for the Funds. Also effective May 7, 2018, Travis E. Trampe no longer serves as a portfolio manager for the Funds and all references to Mr. Trampe in each Summary Prospectus, Prospectus, and SAI are deleted in their entirety.

The "Portfolio Managers" section of each Prospectus has been supplemented with the following:

James B. Francis, CFA, has more than 30 years of experience in portfolio management and related fields. Prior to joining the Adviser in 2018, Mr. Francis held senior portfolio management positions with Geode Capital Management (from 2011 to 2014), where he managed an equity portfolio management team that was responsible for managing approximately $200 billion in assets, as well as with Deutsche Asset Management, Northern Trust Global Investments, and State Street Global Advisors. More recently, Mr. Francis was an independent consultant to a start-up investment firm, advising on product development and marketing strategies for ETFs from 2014 to 2016, and he was a senior account representative from 2016 to 2018 at Axioma, Incorporated, a risk management and portfolio construction software development firm. Mr. Francis is a Chartered Financial Analyst and he holds a B.S. in Applied Mathematics from University of Massachusetts.

Devin Ryder began her career with the Adviser during the summer of 2017 and re‑joined the Adviser on a permanent basis in 2018 to be a part of the Adviser's portfolio management team. Prior to joining the Adviser, Ms. Ryder was pursuing studies in the quantitative aspects of risk management and finance, for which she received a B.S. in Mathematics of Finance and Risk Management from the University of Michigan in 2017.

The "Portfolio Managers" section of each SAI has been supplemented with the following:

Portfolio Manager Compensation. Mr. Francis and Ms. Ryder's compensation includes a salary and discretionary bonus based on the profitability of the Adviser. No compensation is directly related to the performance of the underlying assets.

Portfolio Manager Fund Ownership. As of May 7, 2018, Mr. Francis and Ms. Ryder did not own any shares of the Funds.

Other Accounts. Mr. Francis and Ms. Ryder co-managed the following accounts for the Adviser, including the Funds, as of May 7, 2018.

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	10	$2,474,138,700	0	$0
Other Pooled Investment Vehicles	2	$49,205,798	0	$0
Other Accounts	0	$0	0	$0

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.